                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]

Filed by a party other than the Registrant           [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement
[x]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]         Confidential, for use of the Commission Only (as Permitted by Rule
            14-a-6(2)(2))

                      Pollution Research and Control Corp.
                      ------------------------------------
                (Name of Registrant as Specified in its Charter)
            --------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x]         No fee Required.
[ ]         Fee computed on the table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-ll:

         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
         (5)  Total fee paid:

         ----------------------------------------------------------------------

[ ]         Fee paid previously with preliminary materials.
[ ]         Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

         -----------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:

         -----------------------------------------------------------------------
(3)      Filing party:

         -----------------------------------------------------------------------
(4)      Date filed:

         -----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1997


To the Shareholders of Pollution Research and Control Corp.:

     PLEASE TAKE NOTICE that the ANNUAL MEETING OF SHAREHOLDERS OF POLLUTION RESEARCH AND CONTROL CORP. (the "Company") will be held on June 18, 1997 at 3:00 P.M., California time, at the Holiday Inn, 150 E. Angeleno Avenue, Burbank, California, for the following purposes:

         1. To elect six directors to serve until the Company's 1998 Annual Meeting of Shareholders, or until their successors are duly elected and qualified; and

         2. To transact such other business as may be properly brought before the Annual Meeting.

         In accordance with the Company's By-Laws, the Board of Directors has fixed the close of business on April 30, 1997 as the record date for the purpose of determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.
The stock transfer books will not be closed.

                       By Order of the Board of Directors



                                  /s/ Barbara  L. Gosselin
                                  ------------------------------------------
                                  Barbara L. Gosselin, Secretary
                                  May 10, 1997
                                  Glendale, California

                             YOUR VOTE IS IMPORTANT


YOU ARE URGED TO SIGN, DATE, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. FOR YOUR CONVENIENCE, THE ENCLOSED PROXY CAN BE MAILED WITHOUT THE NEED FOR AN ENVELOPE. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

                      POLLUTION RESEARCH AND CONTROL CORP.
                                 506 Paula Ave.
                           Glendale, California 91201

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         June 18, 1997 and Adjournments
          Approximate Date Proxy Materials First Sent to Shareholders:
                                  May 10, 1997

                      SOLICITATION AND REVOCATION OF PROXY

         The enclosed proxy is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") of POLLUTION RESEARCH AND CONTROL CORP. (the "Company") to be held June 18, 1997 and any and all adjournments thereof, and is solicited on behalf of the Board of Directors of the Company.

         If the enclosed form of proxy is executed and returned it may nevertheless be revoked at any time insofar as it has not been exercised by transmitting notice of such revocation to the Company by hand or by registered mail prior to the Annual Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and as set forth and discussed in this Proxy Statement. Where a choice is specified with respect to any proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in FAVOR of the proposal. The Proxy Committee appointed by the Board of Directors consists of Barbara L. Gosselin, the Secretary and a director of the Company, and Marcia Smith, Director of Administration and a director of the Company.

         Shareholders of record entitled to vote will be determined as of the close of business on April 30, 1997. At that date, there were outstanding and entitled to vote 8,673,732 shares of Common Stock of the Company. No other class of capital stock is outstanding. Each share of Common Stock entitles the holder thereof to one vote, and shareholders of the Company have the right to cumulate their votes with respect to the election of directors. If cumulative voting is utilized, the total number of votes which the shareholder may cast for the election of directors shall equal the number of directors to be elected multiplied by the number of shares held, and the shareholder may cast all of such votes for one candidate or may distribute the total votes among all or several candidates, as the shareholder sees fit. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the Annual Meeting prior to the voting of an intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidacy in nomination. The Board of Directors is not soliciting discretionary authority to cumulate votes for candidates for election to the Board. Under the Company's amended Articles of Incorporation, at such time, if ever, that the Company's securities are listed on the New York or American Stock Exchanges, or the NASDAQ National Market System, cumulative voting will be eliminated for shareholders.

                                  VOTE REQUIRED

         Unless cumulative voting is invoked, a majority of the shares eligible to vote at the Annual

Meeting present in person or by proxy, or 4,336,867 shares, will constitute a quorum for the transaction of business at the Annual Meeting. The vote of a plurality of the votes cast at the Annual Meeting is required to elect each of the nominees for election as directors of the Company. If cumulative voting is invoked, the six candidates receiving the highest number of votes shall be elected.

                      NOMINATION AND ELECTION OF DIRECTORS

         The Board of Directors currently consists of six members. The Board has nominated all six of the current directors for re-election. Proxies may not be voted for a greater number of persons than the number of nominees named herein.

         Directors are elected at each Annual Meeting, but if any such Annual Meeting is not held or directors are not elected, the directors may be elected at any special meeting of shareholders held for that purpose. The term of office for each director expires at the Company's next Annual Meeting and upon election and qualification of their successor. Under the Company's amended Articles of Incorporation, at such time, if ever, that the Company's securities are listed on the New York or American Stock Exchanges, or the NASDAQ National Market System, the Board of Directors will be divided into three classes and all directors will no longer be elected at each Annual Meeting.

         Unless authority is withheld by your proxy, the shares represented by the proxy will be voted in FAVOR of the nominees for directors set forth herein. In the event that any nominee for the Board shall become unavailable, it is intended that such shares will be voted in FAVOR of such substitute nominee as may be determined by the Board of Directors.

         The Board of Directors has no standing, nominating, compensation or audit committees. The Board of Directors met eight times during the year ended December 31, 1996 and each director of the Company attended at least 75% of the Board meetings. In addition, the Board voted by unanimous consent eight times during the year ended December 31, 1996.

         The following table contains information as of May 10, 1997, with respect to each nominee:

         Name                  Age                              Position
         ----                  ---                              --------
Albert E. Gosselin, Jr.        64     Mr. Gosselin is currently President, Chief Executive Officer and Chairman of the Board of the Company.  Mr. Gosselin is
                                      the founder of the Company, serving as its President since
                                      1968, when the Company succeeded Mr. Gosselin's
                                      engineering firm, A.E. Gosselin Engineering.  Mr. Gosselin has been a California Registered Professional Mechanical
                                      Engineer since 1959, and received a graduate BSME from
                                      Loyola University in 1954.  Mr. Gosselin has served as a
                                      director of  the Company since 1968.

Gary L. Dudley                 59     Mr. Dudley is, and for the last six years has been, President of
                                      Applied Conservation Technology, Inc.  Mr. Dudley received a Masters Degree in Mechanical Engineering from the
                                      University  of  Southern California in 1966.  Mr. Dudley
                                      served as a director of the Company from 1981 to January 23,
                                      1991 and rejoined the Board on June 8, 1991.

Barbara L. Gosselin            61     Mrs. Gosselin is currently Secretary of the Company and has served in such capacity since the inception of the Company.
                                      Mrs. Gosselin is a founder of the Company and its predecessor and was involved in all aspects of the organization of such companies.  Mrs. Gosselin has served as a director of the
                                      Company since 1968 and served as Chief Financial Officer of the Company from its inception to March 1990.

Marcia Smith                   58     Ms. Smith currently serves as the Company's Director of
                                      Administration.  She has served in various capacities with the
                                      Company since 1979.  Ms. Smith has served as a director of the Company since May 1990.

Craig E. Gosselin              37     Mr. Gosselin has served as a director of the Company  since
                                      October 1987.  Mr. Gosselin is an attorney who has been
                                      licensed to practice law in the State of California since 1984.
                                      He has served as the Vice President and General Counsel of
                                      Vans, Inc., a publicly-held manufacturer, distributor and
                                      retailer of footwear, snowboard boots, apparel and related accessories located in Santa Fe Springs, California since July
                                      1992.  He received a Bachelor of Business Administration
                                      from Loyola Marymount University in 1981 and a Juris
                                      Doctor from Southwestern University School of Law in 1984.

Barry Soltani                  39     Dr. Soltani was appointed to the Board on April 22, 1997 to fill a vacancy.  He obtained a PhD in economics from  the
                                      University of California, Riverside in 1989, his Master's from the University of California, Riverside in 1983, and graduated from San Diego State University in 1981  with a B.B.A. in
                                      economics.  Dr. Soltani is directly involved in funding for industrial development projects in China and since 1996 has been a consultant in corporate finance for joint ventures in
                                      China.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers of the Company are as follows: Albert E. Gosselin, Jr., Chairman of the Board, President and Chief Executive Officer; Cynthia L. Gosselin, Chief Financial Officer; and Barbara L. Gosselin, Secretary. Information with respect to Albert E. Gosselin, Jr. and Barbara L. Gosselin is set forth above. Cynthia L. Gosselin, has been Chief Financial Officer of the Company since March 1990, and has served in various capacities at the Company, including Production Manager, since 1983.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of April 30, 1997 information concerning beneficial ownership of the Common Stock of the Company by (i) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of such Common Stock, (ii) all directors of the Company, and (iii) all directors and executive officers of the Company as a group.

                                             NUMBER OF SHARES                   PERCENTAGE OF
         NAME AND ADDRESS OF                 OF COMMON STOCK                     OUTSTANDING
         BENEFICIAL OWNER (1)               BENEFICIALLY OWNED                  COMMON STOCK (2)
         ---------------------              ------------------                  ----------------
         Lee N. Sion (3)                         619,000                            6.0 %

         Albert E. and Barbara L.                501,335                            5.0 %
         Gosselin, Jr. (4)

         Marcia Smith (5)                        101,280                            1.0 %

         Cynthia Gosselin (6)                     96,305                            1.0 %

         Gary L. Dudley (7)                       85,000                            1.0 %

         Craig E. Gosselin (8)                    45,000                            *

         Barry Soltani (9)                             0                            *


All directors and officers                       828,920                            8 %
of the Company as a
group (10 persons)

* Less than 1%

(1) The address of Mr. Lee Sion is P. O. Box 910, Glendale, California 91209. The address of the rest of the individuals named above is 506 Paula Avenue, Glendale, California 91201.

(2) Assumes the exercise of outstanding options and warrants to purchase a total of 1,840,836 shares of the Company's Common Stock.

(3) Includes 50,000 shares of Common Stock issuable upon the exercise of options owned of record by Lee N. Sion which is exercisable within 60 days, but does not include 37,500 options which will vest January, 1998.

(4) Includes 170,000 shares of Common Stock issuable upon the exercise of an option owned of record by Albert E. Gosselin, Jr. exercisable within 60 days, but does not include 123,000 shares which will vest January, 1998. Does not include a total of 169,133 shares of Common Stock owned of record collectively by Craig E., Cynthia L., Keith A. and Jennifer
         S. Gosselin, the adult children of Albert E. and Barbara Gosselin, Jr., as to which Mr. and Mrs. Gosselin disclaim any beneficial ownership. Mr. and Mrs. Gosselin hold their shares of Common Stock as community property and exercise joint voting and investment power with respect to such shares.

(5) Includes 40,000 shares of Common Stock issuable upon the exercise of an option owned of record by Marcia Smith which is exercisable within 60 days, but does not include 20,000 shares subject to options which will vest January, 1998.

(6) Cynthia L. Gosselin is the adult daughter of Albert E. and Barbara L. Gosselin, Jr., who disclaim any beneficial ownership of her shares and includes 40,000 shares of Common Stock issuable upon the exercise of an option owned of record and exercisable within 60 days, but does not include 20,000 shares subject to options which will vest January, 1998.

(7) Represents 85,000 shares of Common Stock issuable upon the exercise of options owned of record by Gary L. Dudley which is exercisable within 60 days, but does not include 20,000 shares subject to options which will vest January, 1998.

(8) Craig E. Gosselin is the adult son of Albert E. and Barbara L. Gosselin, Jr., who disclaim any beneficial ownership of his shares and includes 40,000 shares of Common Stock issuable upon the exercise of an option owned of record and exercisable within 60 days but does not include 20,000 shares subject to options which will vest January, 1998.

(9) Does not include 40,000 shares subject to options which will vest January, 1998.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

         Set forth below is a table which discloses all compensation, including long term compensation under the Company's Employees' Incentive Stock Option Plan, awarded to, earned by, or paid to, all executive officers of the Company whose total compensation exceeded $100,000 in fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL
                                                                    COMPENSATION        LONG-TERM
         NAME AND PRINCIPAL POSITION            FISCAL YEAR            SALARY          COMPENSATION
         ---------------------------            -----------         ------------       ------------
         Albert E. Gosselin, Jr.,                  1996                $211,925         55,000 (1)
         Chairman of the Board, President          1995                $196,638              0
         and Chief Executive Officer               1994                $180,000         53,847 (2)

(1) Represents shares subject to options granted by the Board of Directors at an exercise price of $1.10 per share, the fair market value of the Company's Common Stock on the date of the grant.

(2) Represents shares subject to an option granted under the Company's Employees' Incentive Stock Option Plan. The option is fully vested and has been exercised by Mr. Gosselin at a price of $.60 per share, the fair market value of the Common Stock on the date of the grant.

         The Company does not provide officers or employees with pension, stock appreciation rights, long-term incentive or other plans.

COMPENSATION OF DIRECTORS

         Directors do not receive compensation pursuant to any standard arrangement for their services as directors.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Albert E. Gosselin, Jr., the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and Cynthia L. Gosselin, the Company's Chief Financial Officer. Mr. Gosselin's employment agreement (the "Agreement") was first approved by the Board of Directors on July 30, 1987, and has since been extended through August 31, 1999. The Agreement, as extended, provides for the payment to Mr. Gosselin of a base salary of $200,000, $210,000 and $220,000 during the one-year periods ended August 31, 1996, 1997 and 1998, respectively. The Agreement further obligates the Company to permit Mr. Gosselin to participate in the Company's Employees' Incentive Stock Option Plan and Group Medical Plan and any other health, life insurance, group medical, disability income insurance and/or stock option plan adopted by the Company. Under the Agreement, Mr. Gosselin's salary continues in the event of his disability and for two years after his death. He is also entitled to a lump sum severance payment equivalent to 2.99 times his current salary in the event of his termination as President or Chief Executive Officer within eighteen months after a "change of control" of the Company, including, among other events, certain types of mergers and other business combinations, material changes in the composition of the Board of Directors or the beneficial ownership of the Common Stock, the sale of substantially all of the Company's assets or securities and the material downsizing or dissolution of the Company. If such an event occurs during fiscal 1997 Mr. Gosselin would be entitled to receive $627,900 as a severance payment.

         The Company's employment agreement with Cynthia L. Gosselin commenced on July 20, 1994, and continues through August 31, 1999. The agreement provides for the payment to her of a base salary of $62,500 during each one-year period ended July 20, 1996, 1997 and 1998, and annual increases in the discretion of the Board of Directors. Pursuant to the employment agreement, Ms. Gosselin is required to be reimbursed by the Company for her expenses incurred in connection with the performance of her responsibilities. In the event of her death or disability, the agreement provides for Ms. Gosselin's salary to continue for six months thereafter. She is also entitled to participate in any Company health, life insurance, group medical, disability income insurance and/or stock option plan. Ms. Gosselin's employment agreement provides that she is entitled to a lump sum severance payment equivalent to 2.99 times her current salary in the event of her termination as Chief Financial Officer within eighteen months after a "change in control" of the Company, as defined in the Company's Employment Agreement with Mr. Albert E. Gosselin, Jr., described hereinabove. She would be entitled to receive a severance payment of $216,775 if a change in control of the Company occurs during fiscal 1997.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Sections 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for the 1998 Annual Meeting must be delivered, in writing, to the Secretary of the Company no later than December 22, 1997.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, filed with the Securities and Exchange Commission, provides certain additional information concerning the Company, and is available without charge to shareholders upon written request directed to the Secretary of the Company, Barbara L. Gosselin, 506 Paula Avenue, Glendale, California 91201. The Company's 1996 Annual Report to Shareholders is being mailed to shareholders with this Proxy Statement.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matter which properly may be presented at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, it is intended that the person named in the accompanying proxy will vote thereon in his discretion to his best judgement.

                             SOLICITATION OF PROXIES

         The entire expense of preparing, assembling and mailing this Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company will reimburse them for their expenses in so doing. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies personally be telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received. Shareholders are therefore urged to send their proxies without delay.

                              By Order of the Board of Directors



                              /s/ Barbara L. Gosselin
                              ---------------------------------------
                              Barbara L. Gosselin, Secretary
                              May 10, 1997
                              Glendale, California

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                      POLLUTION RESEARCH AND CONTROL CORP.

The undersigned hereby appoints A. E. Gosselin, Jr. the proxy of the undersigned at the 1997 Annual Meeting of Pollution Research and Control Corp. (the "Company"), and any adjournments thereof, to vote his or her shares of Common Stock as follows:

1.                FOR  []                   WITHHOLD AUTHORITY FOR  []

The election of the following directors:

1.  A. E. Gosselin, Jr.         3.  Gary L. Dudley             5.  Marcia Smith
2.  Barbara L. Gosselin         4.  Craig E. Gosselin          6.  Barry Soltani

(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

--------------------------------------------------------------------------------
2.                FOR  []           AGAINST  []                   ABSTAIN  []

In their discretion, upon any other matters as may properly come before the Annual Meeting.

----------------------------------------------         ------------------------
                   Signature                               Date






This proxy will be voted in accordance with the specific indication. In the absence of such indicaiton, this proxy will be voted FOR each of the nominees listed above.